UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 6, 2004

                            BOYD GAMING CORPORATION

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            (Exact name of registrant as specified in its charter)

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           Nevada                                   001-12882                              88-0242733

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      (State or other                       (Commission File Number)                     (IRS Employer
      jurisdiction of                                                                 Identification No.)
       incorporation)
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                   2950 Industrial Road, Las Vegas, Nevada                                   89109
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                   (address of principal executive offices)                                (Zip Code)

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      Registrant's telephone number, including area code: (702) 792-7200



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On February 9, 2004, Boyd Gaming Corporation ("Boyd Gaming") and Coast Casinos, Inc. ("Coast Casinos") issued a joint press release announcing that they had entered into an agreement pursuant to which Boyd Gaming has agreed to acquire Coast Casinos in a merger transaction. On a fully-diluted basis, Coast Casinos stockholders will receive approximately $495 million in cash, and Boyd Gaming will issue approximately 19.4 million shares of Boyd Gaming common stock to Coast Casinos stockholders. The stock consideration is valued at approximately $325 million based upon Boyd Gaming's 10-day average daily closing stock price for the period ended February 5, 2004. In addition, Boyd Gaming will assume approximately $460 million of debt of Coast Casinos. A copy of the Agreement and Plan of Merger is filed as Exhibit 2.1 hereto. In anticipation of the acquisition, Boyd Gaming and certain stockholders of Coast Casinos entered into a Stockholders Agreement. A copy of the Stockholders Agreement is filed as Exhibit 99.1 hereto. A copy of the joint press release is filed as Exhibit 99.2 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits:

Exhibit  No.            Description
---------------         ------------------------------------------------------
2.1                     Agreement and Plan of Merger dated as of February 6,
                        2004, among Boyd Gaming Corporation, BGC, Inc. and
                        Coast Casinos, Inc.

99.1 Stockholders Agreement dated as of February 6, 2004, among Boyd Gaming Corporation and the stockholders of Coast Casinos, Inc. party thereto.

99.2 Joint Press Release dated as of February 9, 2004, issued by Boyd Gaming Corporation and Coast Casinos, Inc.



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                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BOYD GAMING CORPORATION

Date:   February 9, 2004              By:  /s/ Ellis Landau
                                           ---------------------------------
                                           Ellis Landau
                                           Executive Vice President,
                                           Chief Financial Officer and
                                           Treasurer



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                                 EXHIBIT INDEX

Exhibit  No.            Description
---------------         ------------------------------------------------------

2.1 Agreement and Plan of Merger dated as of February 6, 2004, among Boyd Gaming Corporation, BGC, Inc. and Coast Casinos, Inc.

99.1 Stockholders Agreement dated as of February 6, 2004, among Boyd Gaming Corporation and the stockholders of Coast Casinos, Inc. party thereto.

99.2 Joint Press Release dated as of February 9, 2004, issued by Boyd Gaming Corporation and Coast Casinos, Inc.

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